2010 Second-Quarter Earnings Results July 22, 2010 Exhibit 99.3

Introduction
Unless otherwise stated, we will be talking about results in the second-quarter 2010 and comparing them with the same
period in 2009
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data
available from a number of internal and external sources
Net revenues exclude excise taxes
“Acquisitions”, for the purposes of this presentation, also
include our business combination with Fortune Tobacco
Corporation in the Philippines
Data tables showing adjustments to net revenues and
Operating Companies Income, or “OCI”, for currency,
acquisitions, asset impairment and exit costs, adjustments to
EPS, free cash flow calculations, and reconciliations to U.S.
GAAP measures are at the end of today’s web cast slides and
are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A.
“Risk Factors” in PMI’s Form 10-Q for the quarter ended March 31, 2010, filed with the Securities and Exchange Commission.

PMI Results
Strong financial performance in Q2, 2010
Results in line with, or above, all our constant currency
mid to long-term annual financial growth targets:
Growth Q2, 2010 H1, 2010
Targets
(b)
Results
(b)
Results
(b)
Net Revenues 4 – 6% 5.3%  5.7%
Adjusted OCI
(a)
6 – 8% 7.4% 8.0%
Adjusted Diluted EPS 10 – 12% 16.9% 16.0%
(a) OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the amortization of intangibles. Q2 and H1, 2010, OCI growth rate is on an adjusted basis which excludes asset impairment, exit and other costs
(b) All financial growth rates exclude currency. Net revenues and OCI growth rates also exclude acquisitions
Source: PMI Financials

2010 EPS Guidance
On 23 June, PMI established a 2010 reported diluted EPS
guidance of $3.70 to $3.80, based on then prevailing
exchange rates
Since then, the Euro has strengthened against the US
Dollar
At currently prevailing exchange rates, we expect to
achieve a 2010 reported diluted EPS of $3.75 to $3.85
Guidance represents a reported diluted EPS growth rate
of 16% to 19% compared to $3.24 in 2009, and
approximately 14% to 17% excluding currency
Source: PMI Financials

6 PMI Results Source: PMI Financials 445.7 241.0 2010 Results (units billions) 0.3% 8.0% - Second Quarter (1.0) 4.5 - First Half Cigarette Volume: Excl. Acquisitions Actual % Growth 2010 vs. 2009

Japan – Timing of Shipments
Shipments in Q2, 2010, boosted by build-up of stocks at
our distributor in Japan
Inventories at distributor were approximately 3.4 billion
units higher at end of June 2010 compared to prior year
Current stock levels sufficient to meet forecasted higher
demand ahead of the October tax/price increases
Depletion of stock levels will depress PMI shipments to
Japan in the second half of 2010
PMI expects the revaluation of inventories held by our
distributor on 1 October to benefit our income in Q4, 2010
Source: PMI Financials and Sojitz

Note: The top ten PMI international brands also include Muratti and Red & White
Source: PMI Financials
PMI Leading International Brands
(% volume variance Q2, 2010 vs. Q2, 2009)
Mid-Price
Premium &
Above
Low-Price
+2.3%
+6.2%
+16.4%
-0.5%
-0.1%
+6.6%
+7.4% +16.2%

PMI Market Share Trends
OECD markets
(a)
Non-OECD markets
(b)
(%) (%)
(a) Excluding USA and duty-free
(b) Excluding PRC and duty-free
Note: For definition of OECD countries, refer to PMI’s Registration Statement on Form 10, Information Statement (page 68) dated March 7, 2008
Source: PMI estimates
20.8
21.0
22.1
24.1
20
25
2008 2009 12mm 3mm
34.5
34.9
35.0
35.1
33
36
2008 2009 12mm 3mm

Russia
PMI market share up 0.2pp to 25.5% in
Q2, 2010 versus previous year:
-
Parliament
stable share / volume up
-
Chesterfield
gained 0.3pp
-
Bond Street
up 1.3pp
Bond Street now mostly gaining share
from competitive brands in same price
segment
PMI volume grew by 4.9% in Q2, 2010
Total market stabilizing
Source: PMI Financials and A.C. Nielsen

11 Russia – Downtrading Moderating 2008 2009 2010 PMI Premium Volume ex-Distributor vs. PY Source: PMI distributor 17.3 14.7 10.9 4.4 -4.3 -11.5 -13.0 -13.3 -12.3 -3.3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

Global Market Trends
PMI growing premium volume in several emerging
markets
Improvements in emerging economies faster than in
Europe
Increased employment levels key to global resumption in
consumer uptrading
Illicit trade attracting price sensitive consumers

Pricing
In 2010, PMI has implemented price increases notably in:
Pricing variance was $341 million in Q2, 2010
Argentina
Brazil
Canada
Ecuador
Mexico
Australia
Indonesia
Pakistan
Singapore
Algeria
Egypt
Romania
Russia
Turkey
Ukraine
Greece
Poland
Portugal
Spain
Switzerland
UK
LA & Canada Asia EEMA EU
Source: PMI Financials

Japan – Pricing
Ministry of Finance has approved Japan Tobacco’s price
increase submission
JT to increase retail prices of key brands by 100-140 Yen
per pack in October
Excise tax pass-on is 82 Yen per pack
PMI’s distributor has submitted a new price list request to
the Ministry of Finance
Source: Japan Tobacco and PM Japan

15 Taxation and Pricing Higher taxes in Australia and Spain more than offset by pricing Reinforced Minimum Excise Tax system introduced in Italy Source: PMI Financials

Taxation and Pricing – Greece
Unfavorable tax structure resulted in partial absorption of
tax increases in Greece on Marlboro:
Marlboro nevertheless under pressure
Re-launched L&M
reached 6.1% market share in June
Greece a considerable drag on PMI’s EU Region OCI
Source: PMI Finance and PMI estimates
May 1, 2010
1.40 2.45 1.25 1.20 Gap
2.40 2.50 0.50 2.00
Lowest priced brands
3.80 4.95 1.75 3.20
Marlboro
(premium)
Actual
Retail Prices
Assuming
Full Pass-on
Tax Increases
Pass-on
Dec 1, 2009
Retail Prices (€ / 20)

17 PMI Results 13.6 7.1 2010 Results ($ billions) 5.3% 15.1% - Second Quarter 5.7 15.6 - First Half Net Revenues: Excl. Currency and Acquisitions Actual % Growth 2010 vs. 2009 Source: PMI Financials

PMI Results
Adjusted OCI:
(a)
7.4% 13.3% 3.0 - Second Quarter
8.0 15.1 5.7 - First Half
13.6
7.1
2010 Results
($ billions)
5.3% 15.1% - Second Quarter
5.7 15.6 - First Half
Net Revenues:
Excl. Currency
and Acquisitions Actual
% Growth
2010 vs. 2009
(a) Excludes asset impairment, exit and other costs
Source: PMI Financials

EU Region
Net revenues down 1.2%, excluding currency
OCI down 0.3%, excluding currency
Cigarette volume down 6.2%, of which over three quarters
is attributable to lower total markets
Key business drivers:
Market decline and partial tax absorption in Greece
Continued double-digit market decline and downtrading in Spain
Lower market share in Germany, though now stabilizing
Increasing market share for L&M
Higher prices across all key markets
Source: PMI Financials and PMI estimates

EEMA Region
Cigarette volume up 1.6%
Net revenues up 8.2%, excluding currency and
acquisitions
OCI up 16.9%, excluding currency and acquisitions
Key business drivers:
Higher volumes, shares and prices in Russia
Strong business momentum in North Africa
Impact of large tax-driven price increases in Turkey
Source: PMI Financials and A.C. Nielsen

Asia Region
Cigarette volume up 5.2%, excluding acquisitions
Net revenues up 11.5%, excluding currency and
acquisitions
OCI up 14.7%, excluding currency and acquisitions
Key business drivers:
-
Philippines business combination
-
Inventory build-up in Japan
-
Pricing in many key markets
-
Strong business momentum in Korea
-
Slower market growth in Indonesia and lower volume in Pakistan
-
Strength of Marlboro, supported by new architecture and
innovation
Source: PMI Financials and PMI estimates

LA&C Region
Cigarette volume up 0.9%
Net revenues up 6.1%, excluding currency
Adjusted OCI
(a)
up 0.5%, excluding currency
Key business drivers:
- Lower contraband in Canada
- Strong share performance in Argentina and Mexico
- Higher leaf and manufacturing costs
(a) Excluding Colombian investment and cooperation agreement charge in 2009
Source: PMI Financials and PMI estimates

PMI Results
Reported Diluted EPS:
31.6 35.4 1.07 - Second Quarter
23.7 29.6 1.97 - First Half
1.90
1.00
2010
Results($)
16.9% 20.5% - Second Quarter
16.0 21.8 - First Half
Adjusted Diluted EPS:
(a)
Excl. Currency Actual
% Growth
2010 vs. 2009
(a) Excludes asset impairment, exit and other costs, as well as one-time tax item
Source: PMI Financials

Cash Flow
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
Operating Cash Flow Free Cash Flow
(a)
2009 2010 2009 2010
($ millions) ($ millions)
+10.1%
+11.1%
Currency
Currency
2,968
3,296
2,000
4,000
Q2 Q2
3,146
3,465
2,000
4,000
Q2 Q2

Shareholder Returns
$13 billion two-year share repurchase program completed
on time at end of April
New three-year share repurchase program of $12 billion
through April 2013 initiated
$1.0 billion spent in Q2, 2010, to purchase 21.7 million
shares
Dividend yield on 20 July 2010 was 4.6%
Source: PMI Financials

Summary
Strong financial results driven by:
-
Improved volume performance
-
Superior brand portfolio
-
Pricing power, due to brand leadership and broad portfolio
-
Productivity savings
Second-half volume expected to be unfavorably impacted
by this quarter’s inventory build-up at our distributor in
Japan
New architecture and innovation strengthening the
Marlboro franchise: market share sequentially up or stable
in 21 of PMI’s top 30 OCI markets in Q2, 2010
At currently prevailing exchange rates, we expect to
achieve a reported diluted EPS in 2010 of $3.75 to $3.85,
representing a growth rate of 16% to 19%, and
approximately 14% to 17% excluding currency
Source: PMI Financials and PMI estimates

Questions & Answers 2010 Second-Quarter Earnings Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise
Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
7,260 $            4,965 $           2,295 $            42 $           2,253 $          - $          2,253 $           European Union 7,155 $      4,875 $            2,280 $            0.7% (1.2)% (1.2)%
4,125 2,236 1,889 90 1,799 25 1,774 EEMA 3,400 1,760 1,640 15.2% 9.7% 8.2%
3,903 1,780 2,123 213 1,910 156 1,754 Asia 2,947 1,374 1,573 35.0% 21.4% 11.5%
2,095 1,341 754 74 680 - 680 Latin America & Canada 1,711 1,070 641 17.6% 6.1% 6.1%
17,383 $          10,322 $         7,061 $            419 $         6,642 $          181 $     6,461 $           PMI Total 15,213 $    9,079 $            6,134 $            15.1% 8.3% 5.3%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,105 $            (55) $         1,160 $          - $          1,160 $           European Union 1,163 $            (5.0)% (0.3)% (0.3)%
786 34 752 10 742 EEMA 635 23.8% 18.4% 16.9%
845 103 742 32 710 Asia 619 36.5% 19.9% 14.7%
238 31 207 - 207 Latin America & Canada 71 100+% 100+% 100+%
2,974 $            113 $         2,861 $          42 $       2,819 $           PMI Total 2,488 $
19.5% 15.0% 13.3%
% Change in Reported Net Revenues
excluding Excise Taxes
2010 2009
% Change in Reported Operating
Companies Income
2010 2009

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) Represents 2009 Colombian investment and cooperation agreement charge
(3) For the calculation of net revenues excluding excise taxes, currency and acquisitions refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment /
Exit Costs &
Other
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment /
Exit Costs &
Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,105 $          - $                   1,105 $          (55) $              1,160 $          - $                      1,160 $          European Union 1,163 $          (1) $                 1,164 $          (5.1)% (0.3)% (0.3)%
786 - 786 34 752 10 742 EEMA 635 - 635 23.8% 18.4% 16.9%
845 - 845 103 742 32
(1)
710 Asia 619 - 619 36.5% 19.9% 14.7%
238 - 238 31 207 - 207 Latin America & Canada 71 (135)
(2)
206 15.5% 0.5% 0.5%
2,974 $          - $                   2,974 $          113 $             2,861 $          42 $                   2,819 $          PMI Total 2,488 $          (136) $            2,624 $          13.3% 9.0% 7.4%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes
& Currency
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding
Excise
Taxes
(3)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
1,160 $          2,253 $          51.5% 1,160 $          2,253 $             51.5% European Union 1,164 $          2,280 $          51.1% 0.4 0.4
752 1,799 41.8% 742 1,774 41.8% EEMA 635 1,640 38.7% 3.1 3.1
742 1,910 38.8% 710 1,754 40.5% Asia 619 1,573 39.4% (0.6) 1.1
207 680 30.4% 207 680 30.4% Latin America & Canada 206 641 32.1% (1.7) (1.7)
2,861 $          6,642 $          43.1% 2,819 $          6,461 $             43.6% PMI Total 2,624 $          6,134 $          42.8% 0.3 0.8
% Change in Adjusted Operating
Companies Income
2009
2010 2009
2010

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended June 30,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 1.07 $                      0.79 $               35.4%
Adjustments:
Colombian investment and cooperation agreement charge - 0.04
Tax items (0.07) -
Adjusted Diluted EPS 1.00 $                      0.83 $               20.5%
Less:
Currency Impact 0.03
Adjusted Diluted EPS, excluding Currency 0.97 $                      0.83 $               16.9%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency
For the Quarters Ended June 30,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 1.07 $                      0.79 $               35.4%
Less:
Currency Impact 0.03
Reported Diluted EPS, excluding Currency 1.04 $                      0.79 $               31.6%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported
Net
Revenues
excluding
Excise
Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
14,008 $          9,529 $     4,479 $          220 $         4,259 $        3 $         4,256 $           European Union 13,205 $    8,938 $            4,267 $            5.0% (0.2)% (0.3)%
7,481 3,846 3,635 142 3,493 51 3,442 EEMA 6,231 3,139 3,092 17.6% 13.0% 11.3%
7,465 3,469 3,996 385 3,611 231 3,380 Asia 5,804 2,641 3,163 26.3% 14.2% 6.9%
4,016 2,569 1,447 125 1,322 - 1,322 Latin America & Canada 3,259 2,050 1,209 19.7% 9.3% 9.3%
32,970 $          19,413 $   13,557 $        872 $         12,685 $      285 $     12,400 $         PMI Total 28,499 $    16,768 $          11,731 $          15.6% 8.1% 5.7%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
2,167 $            25 $           2,142 $        2 $         2,140 $           European Union 2,130 $            1.7% 0.6% 0.5%
1,556 42 1,514 19 1,495 EEMA 1,221 27.4% 24.0% 22.4%
1,569 184 1,385 27 1,358 Asia 1,280 22.6% 8.2% 6.1%
455 54 401 - 401 Latin America & Canada 226 100+% 77.4% 77.4%
5,747 $            305 $         5,442 $        48 $       5,394 $           PMI Total 4,857 $            18.3% 12.0% 11.1%
2010 2009
% Change in Reported Operating
Companies Income
2010 2009
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
(1) Represents the business combination in the Philippines
(2) Represents 2009 Colombian investment and cooperation agreement charge
(3) For the calculation of net revenues excluding excise taxes, currency and acquisitions refer to previous slide
Reported
Operating
Companies Exit Costs &
Income
Less
Asset
Impairment /
Other
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment /
Exit Costs &
Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
2,167 $          - $                 2,167 $          25 $                2,142 $          2 $                     2,140 $          European Union 2,130 $          (2) $                 2,132 $          1.6% 0.5% 0.4%
1,556 - 1,556 42 1,514 19 1,495 EEMA 1,221 - 1,221 27.4% 24.0% 22.4%
1,569 - 1,569 184 1,385 27
(1)
1,358 Asia 1,280 - 1,280 22.6% 8.2% 6.1%
455 - 455 54 401 - 401 Latin America & Canada 226 (135)
(2)
361 26.0% 11.1% 11.1%
5,747 $          - $                 5,747 $          305 $             5,442 $          48 $                   5,394 $          PMI Total 4,857 $          (137) $            4,994 $          15.1% 9.0% 8.0%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding
Excise
Taxes
(3)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
2,142 $          4,259 $        50.3% 2,140 $          4,256 $             50.3% European Union 2,132 $          4,267 $          50.0% 0.3 0.3
1,514 3,493 43.3% 1,495 3,442 43.4% EEMA 1,221 3,092 39.5% 3.8 3.9
1,385 3,611 38.4% 1,358 3,380 40.2% Asia 1,280 3,163 40.5% (2.1) (0.3)
401 1,322 30.3% 401 1,322 30.3% Latin America & Canada 361 1,209 29.9% 0.4 0.4
5,442 $          12,685 $      42.9% 5,394 $          12,400 $           43.5% PMI Total 4,994 $          11,731 $        42.6% 0.3 0.9
2009
2010 2009
2010
% Change in Adjusted Operating
Companies Income
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Six Months Ended June 30,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 1.97 $                      1.52 $               29.6%
Adjustments:
Colombian investment and cooperation agreement charge - 0.04
Tax items (0.07) -
Adjusted Diluted EPS 1.90 $                      1.56 $               21.8%
Less:
Currency Impact 0.09
Adjusted Diluted EPS, excluding Currency 1.81 $                      1.56 $               16.0%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency
For the Six Months Ended June 30,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 1.97 $                      1.52 $               29.6%
Less:
Currency Impact 0.09
Reported Diluted EPS, excluding Currency 1.88 $                      1.52 $               23.7%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
For the Quarters Ended June 30,
(in millions)
(Unaudited)
(a) Operating Cash Flow
Net cash provided by operating activities
(a)
Less:
Capital expenditures
Free cash flow
Less:
Currency impact
Free cash flow, excluding currency
Net cash provided by operating activities
(a)
Less:
Currency impact
Net cash provided by operating activities,
excluding currency
For the Quarters Ended
June 30,
2010 2009 % Change
3,465 $                 3,146 $                 10.1%
.
169 178
3,296 $                 2,968 $                 11.1%

3,188 $                 2,968 $                 7.4%
For the Quarters Ended
June 30,
2010 2009 % Change
3,465 $                 3,146 $                 10.1%

3,343 $                 3,146 $                 6.3%

2010 Second-Quarter Earnings Results July 22, 2010